Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in Paulson Capital Corp., an Oregon corporation (the “Company”). The Company is conducting a private placement (the “Offering”) of up to Five Million Two Hundred and Fifty Thousand Dollars ($5,250,000) (the “Purchase Price”) of its units (“Units”).

Each Unit will consist of:

(i)	Two hundred eighty seven thousand, seven hundred and seventy three (287,773) shares of the Company’s common stock (the “Common Stock”), no par value per share; and

(ii)

Five hundred thousand (500,000) shares of the Company’s Series A preferred stock (the “Preferred A Stock”), no par value per share, each share of such Preferred A Stock convertible into 2.305640603 shares of Common Stock (substantially in the form authorized pursuant to the Certificate of Designation therefor annexed hereto as Exhibit A); and

(iii)

Seven million five hundred thousand (7,500,000) Class A Warrants to Purchase the Company’s Series B preferred stock, par value $0.0001 per share (the “Preferred B Stock”) (substantially in the form authorized pursuant to the Certificate of Designation therefor annexed hereto as Exhibit B) (the “Class A Warrants”); and

(iv)

Thirteen million five hundred and fifty nine thousand, four hundred and seven (13,559,407) Class B Warrants to Purchase the Company’s Preferred B Stock (the “Class B Warrants” and together with the Class A Warrants, the “Warrants”). The Form of Warrants to be substantially in the Form of Warrant annexed hereto as Exhibit C.

(v)

Notwithstanding anything herein to the contrary, the Units, including the Common Stock, Preferred A Stock, the Preferred B Stock and the Warrants shall be authorized by the Board of Directors of the Company and issued, but shall be held in a mutually agreeable escrow account along with the Purchase Price (the “Escrow Account”) and governed by the Escrow Agreement (as defined below), and the proceeds shall not be delivered to the Company and the Securities shall not be delivered to the Subscriber, unless and until (i) the Company has received the requisite approval of its shareholders pursuant to a vote of its shareholders as more fully described on a Schedule 14A to be filed with the SEC promptly filing the execution hereof, which shall include the following approvals: (a) amendment of its Articles of Incorporation in order to (y) increase the number of authorized shares of Preferred Stock and Common Stock and (z) authorize the creation of “blank check” preferred stock and (b) in accordance with NASDAQ Listing Rule 5635(d)(2), approval to issue shares below the market or book value thereof and (ii) designation by the Board of Directors of the Preferred B Stock (such shareholder approval and board designation, “Shareholder Approval”) all as described in the draft Proxy Statement approved by the Subscriber.

(vi)

The Class A Warrants shall be issued and, subject to the receipt of Shareholder Approval, exercisable six months following the date of issuance and shall have a term of exercise of five (5) years from the Closing Date. The Class B Warrants shall be issued and, subject to the receipt of Shareholder Approval, exercisable six months following the date of issuance, and upon Shareholder Approval, all Class B Warrants shall automatically convert into Series B Preferred stock (subject to the authorization of “blank check” preferred stock and the designation of the Preferred B Stock).

(vii)

The Common Stock and Common Stock underlying each of the Securities upon conversion thereof shall be “Registrable Securities” as such term is defined in that certain Registration Rights Agreement substantially in the form previously approved by the Subscriber.

The Company shall have the right to sell fractional Units, as determined in the sole discretion of the Subscriber, and in such case shall allocate the number of shares of Common Stock, Preferred A Stock, Preferred B Stock, Class A Warrants and Class B Warrants, as determined by the Subscriber, pro rata or otherwise, among all Subscribers in the Offering such that the number of Securities issued will not, in the aggregate, and in no event shall the Units constitute issuance of more than 19.99% of the Company’s issued and outstanding Common Stock or voting power as required by NASDAQ Listing Rule 5635 until Shareholder Approval shall have been obtained. For purposes of this Agreement, the term “Securities” shall refer to the Units, the Common Stock, the Preferred A Stock, the Preferred B Stock, the Class A Warrants, the Class B Warrants, the Preferred B Stock into which the Class A Warrants and Class B Warrants are convertible and the Common Stock into with the Preferred A Stock and Preferred B Stock is convertible.

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS SUBSCRIPTION AGREEMENT AND ANY SUPPLEMENTS HERETO AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT. YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT CONTAINS A SUMMARY OF CERTAIN PROVISIONS OF VARIOUS DOCUMENTS RELATING TO THE OPERATIONS OF THE COMPANY. THESE SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF UNITS, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

THIS AGREEMENT CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS. THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY. THE SECTIONS ENTITLED “EXECUTIVE SUMMARY,” “RISK FACTORS,” AND “DESCRIPTION OF BUSINESS,” IN ANY SEC FILING OR REPORT, AS WELL AS THIS AGREEMENT GENERALLY, CONTAINS DISCUSSIONS OF SOME OF THE FACTORS THAT COULD CONTRIBUTE TO THESE DIFFERENCES.

THIS SUBSCRIPTION AGREEMENT AND THE SEC FILINGS AND REPORTS INCLUDE DATA OBTAINED FROM INDUSTRY PUBLICATIONS AND REPORTS, WHICH THE COMPANY BELIEVES TO BE RELIABLE SOURCES; HOWEVER, NEITHER THE ACCURACY NOR COMPLETENESS OF THIS DATA IS GUARANTEED. WE HAVE NEITHER INDEPENDENTLY VERIFIED THIS DATA NOR SOUGHT THE CONSENT OF SUCH SOURCES TO REFER TO THEIR REPORTS IN THIS SUBSCRIPTION AGREEMENT.

THE OFFERING PRICE OF THE UNITS HAS BEEN DETERMINED ARBITRARILY. THE PRICE OF THE UNITS AND THE COMMON OR PREFERRED STOCK AND WARRANTS DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY. THERE MAY BE NO ACTIVE TRADING MARKET IN THE COMPANY’S COMMON STOCK AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL BE MAINTAINED. A LIMITED NUMBER OF SHARES OF COMMON STOCK MAY BE ELIGIBLE FOR TRADING PRIOR TO REGISTRATION OF THE SECURITIES SOLD IN THE OFFERING, AND SUCH REGISTRATION MAY BE DELAYED IN CERTAIN CIRCUMSTANCES. THE PRICE OF SHARES QUOTED ON THE NASDAQ CAPITAL MARKET MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY OR APPLICABLE QUOTED OR TRADING PRICES THAT MAY EXIST FOLLOWING REGISTRATION OR THE LAPSE OF RESTRICTIONS ON THE SECURITIES SOLD PURSUANT TO THE OFFERING OR OTHER RESTRICTIONS. SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES THAT MAY SUBSEQUENTLY EXIST FOLLOWING THE OFFERING.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(A)(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH INVESTOR SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON AN INVESTOR’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA RESIDENTS ONLY

THE UNITS REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER § 517.061 OF THE FLORIDA SECURITIES ACT. THE UNITS HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH SUBSCRIBER TO THE COMPANY, AN AGENT OF THE COMPANY, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH SUBSCRIBER, WHICHEVER OCCURS LATER.

1.             SUBSCRIPTION AND PURCHASE PRICE

(a)           Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on page 16 hereof on the terms and conditions described herein.

(b)           Purchase of Units. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Unit shall be subject to the Escrow Agreement, and shall be set at the amount set forth on the first page hereof for an aggregate purchase price as set forth on page 16 hereof (the “Aggregate Purchase Price”) which shall be equivalent to $0.35 per share of Common Stock, exclusive of the value of any shares of Preferred Stock or Warrants (by way of clarification, no additional consideration shall be payable to the Company for the Preferred Stock or Warrants and the Purchase Price shall represent the total consideration payable for the Unit) . The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Units subscribed for hereunder, shall be subject to the Escrow Agreement, and shall payable in United States Dollars, by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the wire instructions provided on Exhibit D and pursuant to and in accordance with the Escrow Agreement, attached hereto as Exhibit E (the “Escrow Agreement”). Each of the Company and the Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.            Acceptance, Offering Term and Closing Procedures

(a)           Acceptance or Rejection. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the "Transaction Documents"), the Subscriber shall be legally bound to purchase the Units, and the Company shall be bound to sell the Units pursuant to the terms and conditions set forth in this Agreement. For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing (as defined below), the Subscriber may, on or prior to the Closing, at its sole and absolute discretion, elect not to purchase the Units and, if applicable, provide instructions to the escrow agent under the Escrow Agreement to receive the full and immediate refund of the Aggregate Purchase Price. In no event will the Company hold the funds for more than five (5) Business Days after receipt of funds in escrow and appropriately executed documents.

(b)           Closing. The closing of the purchase and sale of the Units hereunder (the “Closing”) shall take place at the offices of Sichenzia Ross Friedman Ference, LLP, 61 Broadway, 32nd Floor, New York, NY 10006 or such other place as determined by the Company and the Subscribers and may take place in one of more closings. At Closing the Units and the Proceeds shall be delivered pursuant to the Escrow Agreement to be governed thereby. The Initial Closing shall take place within 5 Business Days of the date hereof, subject to the satisfaction or waiver of the conditions set forth in Section 7 below (the “Closing Date”). The initial closing shall be referred to as the “Initial Closing”. The date of the Initial Closing is sometimes referred to as the “Initial Closing Date.” Subsequent closings (each a “Subsequent Closing”) will be held until the earlier to occur of: (i) the date on which the entire Offering has been subscribed for and accepted by the Company, and (ii) September 1, 2013. The Offering may be extended up to October 1, 2013 (the “Final Closing” and such date of the Final Closing, the “Final Closing Date”), without additional notice to Subscribers. “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Units purchased by the Subscriber will be delivered by the Company on the Closing Date of the Offering pursuant to the Escrow Agreement. In the event that an Initial Closing shall not have occurred with respect to the Subscriber on or before August 1, 2013 due to the Company's or the Subscriber’s failure to satisfy the conditions set forth in Section 7 (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date by delivering a written notice to that effect to the other party to this Agreement and without liability of any party to any other party.

(c)           Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

(d)           Favored Nations Provision. Other than in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Subscribers, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Subscribers, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans that have been approved by a majority of the stockholders and a majority of the independent members of the board of directors of the Company or in existence as such plans are constituted on the Closing Date, (iv) the Company’s issuance of securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement on the terms in effect on the Closing Date, (v) an issuance by the Company of securities resulting from the exercise of Warrants or conversion of the Preferred Stock issued pursuant to this Agreement, (vi) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to consultants and service providers approved by a majority in amount of the Common Stock sold in the Offering, held as of the date of approval (“Subscriber Consent”), (vii) any and all securities required to be assumed by the Company by the terms thereof as a result of any of the foregoing even if issued by a predecessor acquired in connection with a business combination, merger or share exchange, and (viii) the issuance of any participating security and any distribution thereon, solely to the holders of Company securities in order to provide for the distribution to such holders of the Company’s interest in Paulson Investment Company, Inc. (collectively, the foregoing (i) through (viii) are “Excepted Issuances”), if at any time the Company shall issue any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than $0.35 per share, being the per share price of Common Stock (and Preferred Stock and Warrants) hereunder (disregarding any value attributable to the Preferred Stock and Warrants) or as in effect at such time, or if less than the Warrant exercise price in effect at such time, without Subscriber Consent (the “Lower Price Issuance”), then the Company shall issue such additional number of Common Stock, Preferred A Stock, and Preferred B Stock (if Preferred B Stock, at such time, has been issued upon any exercise of the Class A Warrant or the Class B Warrant, as the case may be), and the Warrant exercise price shall automatically be reduced and the number of Preferred A Stock, Preferred B Stock, Class A Warrants and Class B Warrants increased to reflect such other lower price for the securities so issued and if additional shares of Common Stock are required to be issued, the additional number of Warrants that would have been issuable on the basis of the Warrants issued pursuant to this Agreement (i.e., 50%) such that the Subscriber shall hold that number of Units, in total, had such Subscriber paid a per Unit price equal to the Lower Price Issuance. The average Purchase Price of the shares of Common Stock and Preferred A Stock and average exercise price in relation to the Preferred B Stock underlying the Warrants (and the Common Stock underlying the Preferred B Stock) shall be calculated separately for each such security. Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.0001 per share of Common Stock. The rights of Subscribers set forth in this Section 2(d) are in addition to any other rights the Subscribers have pursuant to this Agreement, the Series A Preferred Stock Certificate of Designation, the Series B Stock Certificate of Designation or the Warrants, and any other agreement referred to or entered into in connection herewith or to which Subscribers and Company are parties. Only one adjustment shall be required to effectuate the adjustments required hereunder. Notwithstanding anything herein to the contrary, to the extent that the Subscriber’s rights pursuant to any Lower Priced Issuance would result in the Subscriber exceeding the Subscriber’s ownership limitations as set forth in any of the Securities, then the Subscriber shall not be entitled to receive such additional shares of Common Stock and such additional shares of Common Stock shall be held in abeyance for the benefit of the Subscriber until such time, if ever, as its right thereto would not result in the Subscriber exceeding the maximum limitations of the Subscriber’s ownership, as set forth in such Securities, at which time the Subscriber shall be granted such right to the same extent as if there had been no such limitation).

(e)           Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein. The number of Shares or Preferred Shares, as the case may be and Warrants that the Subscriber shall thereafter be issued and obtain on the conversion or exercise thereof, shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

(f)            Certificate as to Adjustments. In each case of any adjustment or readjustment in the Shares or Preferred Shares, as the case may be, issuable hereunder or Warrant Shares issuable upon the exercise of the Warrants or the exercise price of the Warrants or the conversion price or conversion ratio of the Preferred Shares, the Company at its expense will promptly cause its Chief Executive Officer, Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms hereof and of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to the Subscriber and of the Warrant and any Warrant Agent of the Company.

(g)           Right of Participation. Until twenty four (24) months following the Closing Date, the Subscribers hereunder shall be given not less than five (5) days prior written notice of any proposed sale (the “Offering Notice”) by the Company of its Common Stock or other securities or equity linked debt obligations (“Other Offering”). Notwithstanding the foregoing, at least five (5) days prior to the Company’s delivery of the Offering Notice to the Subscribers, the Company shall deliver a written “pre-notification” allowing the Subscribers to elect to receive potential material non-public information (the “Pre-Notification”). If the Subscribers elect to receive such material non-public information, which, for the avoidance of doubt, such information shall not be included or described in the Pre-Notification, the Company shall deliver the Offering Notice pursuant to the first sentence of this Section 2(g). If Subscribers elect to exercise their rights pursuant to this Section 2(g), the Subscribers shall have the right during the ten (10) days following receipt of the notice, to purchase in the aggregate up to all of such offered Common Stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale, relative to each other in proportion to the amount of Units issued to them as of the Closing Date. Subscribers who participate in such Other Offering shall be entitled at their option to purchase, in proportion to each other, the amount of such Other Offering that could have been purchased by Subscribers who do not exercise their rights hereunder until up to the entire Other Offering is purchased by Subscribers. In the event such terms and conditions are modified during the notice period, Subscribers shall be given prompt notice of such modification and shall have the right during the five (5) days following the notice of modification to exercise such right. Notwithstanding anything herein to the contrary, to the extent that the Subscriber’s rights pursuant to any Other Offering would result in the Subscriber exceeding the Subscriber’s ownership limitations as set forth in any of the Securities, then the Subscriber shall not be entitled to participate in such Other Offering rights to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such adjustment to such extent) and the portion of such right of participation shall be held in abeyance for the benefit of the Subscriber until such time, if ever, as its right thereto would not result in the Subscriber exceeding the maximum limitations of the Subscriber’s ownership, as set forth in such Securities, at which time the Subscriber shall be granted such right to the same extent as if there had been no such limitation).

3.            THE SUBSCRIBER’s Representations, Warranties AND cOVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a)           The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)           The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)            The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(ii)           The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities except sales pursuant to a registration statement or sales that are exempted under the Securities Act.

(iii)          The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(iv)          The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(v)           The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)           The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d)           The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment.

(e)           The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(f)            No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Units, the Subscriber is not relying upon any representations other than those contained herein.

(g)           The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(h)          The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel acceptable to the Subscriber, such Securities may be sold without registration under the Securities Act:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED (I) IN THE ABSENCE OF (A) A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT OR (B) AN OPINION OF COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE WITH RESPECT TO SUCH TRANSFER OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER THE ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(i)            Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(j)            The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k)           (i)            In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents.

(ii)           The Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(l)            The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m)          The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(n)           The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o)           No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(p)           (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q)           This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(r)            Intentionally omitted.

(s)           The Subscriber is, and on each date on which the Subscriber continues to own restricted Securities from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s primary residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(t)            The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(u)           The Subscriber has reviewed, or had an opportunity to review, all of the SEC Filings (as defined below), and all “Risk Factors” and “Forward Looking Statements” disclaimers contained therein. In addition, the Subscriber has reviewed and acknowledges it has such knowledge, sophistication, and experience in securities matters.

4.            The Company’s Representations, Warranties and Covenants

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a)           Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Oregon. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business or (b) the nature of the business conducted by the Company. The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby. All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company's obligations under this Agreement and the other Transaction Documents have been taken or will be taken prior to the Closing. This Agreement has been, and the other Transaction Documents to which the Company is a party on the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Transaction Documents to which it is a party on the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)           Issuance of Securities. The Securities to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable. The Company has obtained, or will obtain as soon as practicable (but in any event, prior to the release of the Purchase Price and the Units from the Escrow Account), all requisite approvals from the NASDAQ Capital Market for the additional listing of the Securities.

(c)           Authorization; Enforcement. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person (other than obtaining Shareholder Approval, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any Shares or Preferred Shares or other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of those certain articles of incorporation or those certain bylaws of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

(d)           SEC Filings. The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of each of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference. The SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(e)           No Financial Advisor. The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Units. The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(f)            Indemnification. The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith.

(g)           Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Securities) is set forth on Schedule 4(g) hereto. Except as set forth on Schedule 4(g) hereto, there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries. The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on Schedule 4(g) hereto. There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock.

(h)           Private Placements. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

(j)            Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(k)           No Additional Agreements. Neither the Company nor any of its Subsidiaries has any agreement or understanding with any Subscriber with respect to the transactions contemplated by the Transaction Documents other than pursuant to documents substantially identical to the Transaction Documents.

(l)            Shell Company Status. To the Company's knowledge, the Company is not, and has never been, an issuer identified in Rule 144(i)(1) of the Securities Act. The Company is, and has been for a period of at least 90 days, subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Company has filed its current "Form 10 information" with the SEC pursuant to and in accordance with applicable requirements reflecting its status as an entity that is no longer an issuer described in Rule 144(i)(1) and at least one (1) year has elapsed from the date that the Company filed "Form 10 information" with the SEC.

5.            OTHER AGREEMENTS OF THE PARTIES

(a)           Furnishing of Information. As long as any Subscriber owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Subscribers and make publicly available in accordance with Rule 144(c) under the Securities Act such information as is required for the Subscribers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the limitation of the exemptions proved by Rule 144 under the Securities Act. As it pertains to the foregoing, the Company agrees and covenants that it will accept opinions from counsel reasonably acceptable to the Subscriber, in Subscriber’s sole discretion, that such Securities may be sold without registration under the Securities Act.

(b)           Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that any Subscriber is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Subscriber could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Subscribers.

(c)           Securities Laws Disclosure; Publicity. The Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency, without the prior written consent of such Subscriber, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law.

(d)           Public Information. At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Securities, if a registration statement is not available for the resale of all of the Securities, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), if (i) the Company shall fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (ii) the Company becomes an issuer described in Rule 144(i)(1)(i) in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a "Public Information Failure") then, as partial relief for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder an amount in cash equal to one percent (1%) of the aggregate Purchase Price of such holder's Securities on every thirtieth day following a Public Information Failure (pro rated for periods totaling less than thirty days) until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144. The payments to which a holder shall be entitled pursuant to this Section 5(d) are referred to herein as "Public Information Failure Payments." Public Information Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1% per month (prorated for partial months) until paid in full. The aggregate amount of Public Information Failure Payments shall not exceed 10% of the aggregate Purchase Price.

(e)           Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares, including without limitation promptly preparing and filing any proxy or information statement with the SEC for purposes of a special meeting to authorize the issuance of additions shares to Subscribers, which in no event shall be filed more than ten (10) Business Days following the date on which the Company becomes aware that it may have inadequate authorized capital.

(f)           Use of Proceeds. The Company covenants and agrees the gross proceeds of the Offering shall be applied as set forth on Schedule 5(f) hereto.

(g)           Quotation. As long as any Subscriber owns Securities, the Company shall use its best efforts to maintain eligibility for the Company’s Common Stock on the NASDAQ Capital Market or other national securities exchange.

(h)           Post - Closing Covenants and Obligations.

(i)            As soon as practicable after the date hereof, but in no event less than Ninety (90) Business Days after the Closing, the Company shall obtain such approval as may be required by the applicable rules and regulations of the NASDAQ Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Shares, the Preferred Shares and Warrant Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

(ii)           As soon as practicable after the date hereof, but in no event less than Ninety (90) Business Days after the Closing, the Board of Directors and the holders of a majority of the outstanding voting capital of the Company shall adopt and approve an amendment to the Company’s Articles of Incorporation in order to: (i) effectuate a reverse split of the Company’s outstanding Common Stock at a ratio of up to 10-for-1, with such ratio to be determined by the Board of Directors, in their sole discretion; (ii) authorize all of the Securities; (iii) adopt the Amended and Restated Articles of Incorporation and By-laws in the form of Exhibits I and J, respectively, annexed hereto; approve the reincorporation of the Company into the State of Delaware and (iv) authorize or adopt such other or additional actions as the Subscriber reasonably shall request in furtherance of the foregoing.

(i)            DTC Eligibility. For as long as any Subscriber owns Securities, the Company shall use its best efforts to maintain full eligibility of the Company’s Common Stock for electronic clearance and settlement services through the Depository Trust Company.

(j)            Insider Lock-Up Agreements. The Company shall cause each of its officers, directors and beneficial owners of 10% or more of its securities (collectively, the “Insiders”) to execute and deliver a twelve-month Lock-Up Agreement, in the form attached hereto as Exhibit F.

(k)           Voting Agreement. The Company and each of its officers, directors and beneficial owners of 5% or more of its securities shall enter into the Voting Agreement in the form attached hereto as Exhibit G. The Company shall not amend, waive or modify any provision of the Voting Agreement.

(l)            Legal Fees. The Company agrees to reimburse up to $75,000 (based on time actually incurred) of aggregate legal fees to all Subscribers for their review of the Transaction Documents, such amount to be paid from the proceeds of the Offering upon receipt of Shareholder Approval.

(l)            Securities Laws Disclosure; Publicity. The Company shall by 8:30 a.m. (New York City time) on the first Business Day after this Agreement has been executed, (a) issue a press release disclosing the material terms of the transactions contemplated hereby and (b) file a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”), including the Transaction Documents as exhibits thereto. From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to any of the Subscribers by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents. The Company and each Subscriber shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Subscriber shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Subscriber, or without the prior consent of each Subscriber, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Subscriber, except (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Subscribers with prior notice of such disclosure permitted under this clause (b).

(n)           Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, and each Subscriber agrees, and shall direct its agents and counsel not to, request any material non-public information from the Company or any Person acting on its behalf, unless prior thereto such Subscriber shall have executed a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

(o)           Liquidating Trust Indemnification. In connection with the transactions contemplated herein, an irrevocable liquidating trust (the “Trust”) will be created and the Company’s shareholders of record as of a determined date certain (the “Legacy Shareholders”), will be given non-transferrable beneficial interests in the Trust in proportion to their pro-rata ownership interest in the Company’s Common Stock. Immediately upon creation of the Trust, the Company hereby agrees that the Company and the Trust shall execute a letter agreement, in a form satisfactory to the Subscribers (the “Letter Agreement”), pursuant to which the Trust shall agree to be liable for all taxes which the Company may become obligated for as a result of the distribution of sale proceeds to the Legacy Shareholders when any assets in the Trust are liquidated. The Letter Agreement shall provide for the full perpetual indemnification of the Company by the Trust relating to any and all taxes arising from the Trust or any actions or distributions thereby. For the avoidance of doubt, the formation of the Trust and all transactions contemplated thereby, including the form of Letter Agreement, shall be subject to the approval of the Subscribers, which such approvals shall not be unreasonably withheld.

6.             REGISTRATION RIGHTS

The Company shall file a “resale” registration statement with the SEC covering all shares of Common Stock included within the Units sold in the Offering and underlying the Preferred Shares and the Warrants, so that such shares of Common Stock will be registered under the Securities Act. The Company will maintain the effectiveness of the “resale” registration statement from the effective date of the registration statement until all Registrable Securities (as defined in the Registration Rights Agreement) covered by such registration statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144. The Company will use its reasonable best efforts to have such “resale” registration statement filed within one hundred and eighty (180) days after the Closing Date (the “Filing Deadline”) and declared effective by the SEC as soon as possible and, in any event, within two hundred and seventy (270) days after the Closing Date of the Offering (the “Effectiveness Deadline”), unless extended by Subscriber Consent. The Company shall include in the registration statement shares of common stock underlying all warrants issued in replacement of any warrants issued to any predecessor company issued in connection with any business combination, merger or share exchange if required by the terms thereof.

The Company is obligated to pay to the Subscribers a fee of 1% per month of the investors’ investment, payable in cash, up to a maximum of ten (10%) percent, on the Filing Deadline and the Effectiveness Deadline if the registration obligations set forth herein have not been met, and pro- rata for each month, or partial month, in excess of the Filing Deadline and/or the Effectiveness Deadline that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Registrable Securities that would otherwise be covered by the registration statement have been sold or may be sold pursuant to Rule 144 or if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, provided the Company registers at such time the maximum number of shares of Common Stock permissible upon consultation with the staff of the SEC.

The description of registration rights is qualified in its entirety by reference to Registration Rights Agreement annexed hereto as Exhibit H.

7.            CONDITIONS TO CLOSING

The Subscriber’s obligation to consummate the transactions contemplated hereby are conditioned upon satisfaction of the following conditions precedent:

(a)           As of the date that the Units and Purchase Price are delivered to the Escrow Account and the date that Shareholder Approval is obtained and the Units and Purchase Price are released from the Escrow Account, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b)           The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date (unless as of a specific date therein in which case they shall be accurate as of such date). On each of the dates that the Units and Purchase Price are delivered to the Escrow Account and the date that Shareholder Approval is obtained and the Units and Purchase Price are released from the Escrow Account, the Subscribers shall have received a certificate of the Company signed by the principal executive and principal financial officer of the Company certifying that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of such Closing Date.

(c)           All obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed.

(d)           On the date that Shareholder Approval is obtained and the Units and Purchase Price are released from the Escrow Account, Subscriber shall have received the opinion of Holland & Knight LLP, the Company's outside counsel, dated as of the Closing Date, in form and substance satisfactory to the Subscriber.

(e)           On each of the dates that the Units and Purchase Price are delivered to the Escrow Account and the date that Shareholder Approval is obtained and the Units and Purchase Price are released from the Escrow Account, the Subscriber shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date, certifying: (i) that each of the Articles of Incorporation (or Certificate of Incorporation, if the reincorporation of the Company to Delaware is approved by the Company’s shareholders) and Bylaws is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; and (iii) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

(f)           On or prior to the date Shareholder Approval is obtained and the Units and Purchase Price are released from the Escrow Account, the Company shall deliver evidence of the creation of the Trust and the executed Letter Agreement.

(g)           As of the date that Shareholder Approval is obtained and the Units and Purchase Price are released from the Escrow Account, the Company shall not have received any notification of the delisting of its securities from the NASDAQ Stock Market (“NASDAQ”) or any other notification by the NASDAQ that it is otherwise not in compliance with its rules and regulations.

(h)           On or prior to the date that Shareholder Approval is obtained and the Units and Purchase Price are released from the Escrow Account, the Company shall deliver to the Subscriber approval by NASDAQ of the application for the additional listing of shares covering the securities underlying the Units.

The Company’s obligation to consummate the transactions contemplated hereby are conditioned upon satisfaction of the following conditions precedent:

(a)           As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b)           The representations and warranties of the Subscriber contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date (unless as of a specific date therein in which case they shall be accurate as of such date).

(c)           All obligations, covenants and agreements of the Subscriber to be performed at or prior to the Closing Date shall have been performed

8.	MISCELLANEOUS PROVISIONS

(a)           All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b)           Except as set forth in Section 5(k) above, each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)           Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d)           The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e)           Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)           Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)           This Agreement is transferable and assignable by the Subscriber, in whole or in part, including any non-pro rata allocation of the securities comprising a Unit.

(h)           The Company hereby represents and warrants as of the date hereof and as of the Closing Date that none of the terms offered to any Person with respect to any offer, sale or subscription of securities (each a "Subscription Document"), is or will be more favorable to such Person than those of the Subscriber and this Agreement shall be, without any further action by the Subscriber or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Subscriber shall receive the benefit of the more favorable terms contained in such Subscription Document. Notwithstanding the foregoing, the Company agrees, at its expense, to take such other actions (such as entering into amendments to the Transaction Documents) as the Subscriber may reasonably request to further effectuate the foregoing. Notwithstanding anything in the Transaction Documents to the contrary, no adjustment shall be required in connection with any allocation of rights or benefits of the subscription agreement to any third party, in whole or in part, including any non-pro rata allocation of the securities comprising a Unit to any third party by Subscriber.

(i)           Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by both (a) the Company and (b) Subscribers in the Offering holding 60% of the Units issued in the Offering then held by the original Subscribers. The Company shall be prohibited from offering any additional consideration (other than the reimbursement of legal fees) to any Subscriber in this Offering (or such original Subscriber’s transferee) for the purposes of inducing such person to change, modify, waive or amend any term of this Agreement or any other Transaction Document without making the same offer on a pro-rata basis to all other Subscribers (and those transferees) in this offering allocable to the securities acquired by such transferee(s).

(j)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(k)           The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(l)            WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(m)          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of __ 2013.

1	x $5,250,000 for each Unit =	$5,250,000
Units subscribed for		Aggregate Purchase Price

The undersigned Subscriber hereby elects to purchase Units:

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 17.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 18.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
_________________________________ Name (Please Print)	_________________________________ Name of Additional Subscriber
_________________________________ Residence: Number and Street	_________________________________ Address of Additional Subscriber
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Social Security Number	_________________________________ Social Security Number
_________________________________ Telephone Number	_________________________________ Telephone Number
_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)
_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)
__________________________________ (Signature)	________________________________ (Signature of Additional Subscriber)
ACCEPTED this ___ day of [__] 2013, on behalf of the Company.
By:_________________________________ Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:
State of Principal Office:

Federal Taxpayer Identification Number:

____________________________________________

Office Address

____________________________________________

City, State and Zip Code

____________________________________________

Telephone Number

____________________________________________

Fax Number (if available)

____________________________________________

E-Mail (if available)

By: _________________________________ Name: Title:
[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _________________________________ Address

ACCEPTED this ____ day of [__] 2013, on behalf of the Company.
By: _________________________________ Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐

You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock and warrants to purchase common stock (the “Units”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐

You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Units and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Units.

☐

You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐

You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units and whose subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Units, your:

Investment Objectives:       ☐ Aggressive Growth      ☐ Speculation

Risk Tolerance:                    ☐ Low Risk                         ☐ Moderate Risk       ☐ High Risk

Are you associated with a FINRA Member Firm?       ☐ Yes       ☐ No

Your initials (Subscriber and co-Subscriber, if applicable) are required for each item below:

____ ____	I/We understand that this investment is not guaranteed.

____ ____	I/We are aware that this investment is not liquid.

____ ____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____ ____

I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Units.

___________________________________
Name of Subscriber [please print]

___________________________________

Signature of Subscriber (Entities please

provide signature of Subscriber’s duly

authorized signatory.)

___________________________________

Name of Signatory (Entities only)

___________________________________

Title of Signatory (Entities only)

___________________________________ Name of Co- Subscriber [please print] ___________________________________ Signature of Co- Subscriber

[SIGNATURE PAGE FOR INVESTOR QUESTIONNAIRE]

Exhibit A

Series A Convertible Preferred Stock Certificate of Designation

See Attached.

Exhibit B

Series B Preferred Stock Certificate of Designation

See Attached.

Exhibit C

Form of Series A/B Warrant

See Attached.

Exhibit D

Wire Instructions

Exhibit E

Escrow Agreement

See Attached.

Exhibit F

Form of Lock-Up Agreement.

See Attached.

Exhibit G

Voting Agreement.

See Attached.

Exhibit H

Registration Rights Agreement

See Attached.

Exhibit I

Amended and Restated Articles of Incorporation

See Attached.

Exhibit J

By Laws

See Attached.